General Cannabis Corp

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Securities Purchase Agreement

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Series A Convertible Preferred Stock

and

Warrants to Purchase Common Stock

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________, 2021

CONFIDENTIAL

Offering Document No.: _____

CONFIDENTIAL INFORMATION

The offeree, by accepting the Securities Purchase Agreement and the other Offering Documents relating to the Company’s proposed offering of SERIES A CONVERTIBLE PREFERRED STOCK AND WARRANTS TO acquire shares of its common stock, acknowledges and agrees that: (i) the Offering Documents have been furnished to the offeree on a confidential basis solely for the purpose of enabling the offeree to evaluate the Offering; (ii) that the offeree may not further distribute the offering documents without the prior written consent of the Company, except to the Offeree’s legal, financial or other personal advisors, if any, who will use the Offering Documents on the Offeree’s behalf solely for purposes of evaluating the Offering; (iii) any reproduction or distribution of the Offering Documents, in whole or in part, or the direct or indirect disclosure of the contents of the Offering Documents for any other purpose without the prior written consent of the Company is prohibited; and (iv) the Offeree shall be bound by all terms and conditions specified in the offering documents.

THE OFFEREE acknowledges that information concerning the matters that are the subject matter of THE Offering Documents may constitute material non-public information under United States federal securities laws, and that United States federal securities laws prohibit any person who has received material non-public information relating to the Company from purchasing or selling securities of the Company, or from communicating such information to any person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities of the Company. Accordingly, until such time as any such non-public information has been adequately disseminated to the public, the OFFEREE shall not purchase or sell any securities of the Company, or communicate such information to any other person.

NOTICE TO OFFEREES

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.  THIS SECURITIES PURCHASE AGREEMENT AND THE OTHER OFFERING DOCUMENTS DO NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

THE SECURITIES ARE BEING SOLD FOR INVESTMENT PURPOSES ONLY, WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE TRANSFERRED, RESOLD OR OFFERED FOR RESALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND EFFECTIVE REGISTRATION OR QUALIFICATION UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, OR THE AVAILABILITY OF AN EXEMPTION THEREFROM.

AN INVESTMENT MADE IN THE SECURITIES OFFERED HEREBY IS SUITABLE ONLY FOR PERSONS WHO HAVE SUBSTANTIAL FINANCIAL RESOURCES, WHO HAVE NO NEED FOR LIQUIDITY IN THIS INVESTMENT AND WHO UNDERSTAND OR HAVE BEEN ADVISED WITH RESPECT TO THE TAX CONSEQUENCES OF, AND RISK FACTORS ASSOCIATED WITH, THIS INVESTMENT AND WHO ARE ABLE TO BEAR THE RISK OF AN UNSECURED DEBT INVESTMENT THROUGH MATURITY.

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NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR THE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS SECURITIES PURCHASE AGREEMENT OR ANY OF THE OTHER OFFERING DOCUMENTS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is entered into as of _______, 2021 by and between General Cannabis Corp, a Colorado corporation (the “Company”), and the persons and entities identified on the signature page hereof (each individually a “Purchaser,” and collectively, the “Purchasers”).

RECITALS

WHEREAS, in order to provide for its capital needs, the Company wishes to conduct a private offering to accredited investors (the “Offering”) of its securities consisting of an aggregate of up to $2,500,000 (subject to increase by the Company in its sole discretion) of Series A Convertible Preferred Stock (the “Series A Preferred”); and a warrant exercisable for shares of common stock of the Company, par value $0.001 per share (“Common Stock”) in the form attached hereto as Exhibit A (each, a “Warrant” and, collectively, the “Warrants”); such Series A Preferred and Warrants to be sold in “Units” each Unit consisting of one (1) share of Series A Preferred and 300 Warrants.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

ARTICLE I
PURCHASE AND SALE OF UNITS

1.1Creation of Series A Preferred.  Prior to the Closing (as defined below), the Company shall have filed a Certificate of Designation for the Series A Preferred, in the form attached hereto as Exhibit B, with the Secretary of State of the State of Colorado and shall have confirmation therefrom that it has been accepted and filed.

1.2Issuance and Sale of Units. Subject to the terms and conditions of this Agreement, each Purchaser hereby irrevocably subscribes for and agrees to purchase, and the Company agrees to sell and issue to each Purchaser at the Closing (as defined below), that number of Units set forth on each such Purchaser’s signature page hereof. The purchase price of each Unit shall be equal to $1,000. The Company’s agreement with each Purchaser is a separate agreement which is separate from the Company’s agreement with any other Purchaser, and the sales of Units to different Purchasers are separate sales. Nothing herein shall obligate the Company to accept any subscription tendered by the Purchaser.  The Series A Preferred, the Warrants, the securities issuable upon conversion of the Series A Preferred, and the securities issuable upon exercise of the Warrants are sometimes collectively referred to herein as the “Securities.”

1.3Closing; Delivery.

(a)The initial purchase and sale of Units (the “Initial Closing”) shall take place remotely via the exchange of documents and signatures upon the satisfaction or confirmation of the closing conditions set forth in Article V, provided the Company has received subscriptions for

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the sale of Units representing an aggregate amount of $1,000,000 (the “Minimum Investment”).  Until the Company receives aggregate subscriptions for at least the Minimum Investment, all subscriptions received will be held by the Company in a non-interest bearing segregated account. The Minimum Investment must be received by the Company on or before September 1, 2021 (the “Minimum Offering Period”), subject to extension by the Company for up to sixty (60) days.

(b)Provided the Minimum Investment is received by the Company by the Minimum Offering Period, the Company may continue to conduct one or more closings after the Initial Closing of additional Units in an amount up to an aggregate of $2,500,000 of Units (including the Minimum Investment), subject to increase in the discretion of the Company to cover over-allotments (each an “Additional Closing” and together with the Initial Closing, each, a “Closing”) for a period of up to 120 days after the Minimum Offering Period.

(c)At each Closing, subject to the terms and conditions hereof, the Company will deliver to each Purchaser (i) a counterpart signature page to this Agreement, (ii) a fully executed certificate (or other evidence of ownership) representing the shares of Series A Preferred purchased by each such Purchaser pursuant to this Section 1.3, and (iii) the Warrants,  against payment for such securities by check or wire transfer made payable to the order of the Company.

(d)All funds tendered by Purchaser will be held by the Company in a segregated bank account, pending acceptance or rejection of this Agreement by the Company and the closing of Purchaser’s Units.  This Agreement will either be accepted by the Company, in whole or in part, in its sole discretion, or rejected by the Company as promptly as practicable. If this Agreement is accepted only in part, Purchaser agrees to purchase such smaller number of Units as the Company determines to sell to Purchaser. If this Agreement is rejected for any reason, including the termination of the Offering of the Units by the Company for any reason, including without limitation failure to raise the Minimum Investment, this Agreement and all funds tendered herewith will be promptly returned to Purchaser, without interest or deduction of any kind, and this Agreement will be void and of no further force or effect.

1.4Use of Proceeds.  The Company intends to use the proceeds from the sale of the Units for the repayment of outstanding indebtedness, to fund strategic merger and acquisition related activities and for general working capital purposes. To assist in the private placement of the Units, the Company may enter into placement agreements with one or more registered broker-dealers which will provide for a broker’s fee, or a commission in the form of cash and securities to be issued by the Company.

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ARTICLE II
REPRESENTATIONS AND WARRANTIES OF PURCHASERS

Each Purchaser represents and warrants to the Company that:

2.1Authority. The Purchaser has the requisite power and authority to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action and no further consent or authorization of the Purchaser is required. This Agreement constitutes the valid and binding obligation of the Purchaser enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

2.2No Conflicts. The execution, delivery, and performance by the Purchaser of this Agreement do not and will not (a) if such Purchaser is an entity, violate any provision of the organizational documents of the Purchaser; (b) conflict with or violate any Law or Order applicable to the Purchaser or any of its respective assets or properties; or (c) violate, conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which the Purchaser is a party or to which any of its assets or properties are subject, or result in the creation of any Encumbrance on any of its assets or properties.

2.3Consents and Approvals. The execution, delivery and performance by the Purchaser of this Agreement do not require the Purchaser to obtain any consent, approval, authorization or other Order of, action by, filing with or notification to, any Governmental Authority or any other Person under any of the terms, conditions or provisions of any Law or Order applicable to the Purchaser or by which any of its assets or properties may be bound, any contract to which the Purchaser is a party or by which the Purchaser may be bound, except for any consent, approval, authorization or other Order of, action by, filing with or notification to, any Governmental Authority or any other Person under any of the terms, conditions or provisions of any Law or Order applicable to the Purchaser.
2.4Purchase Entirely for Own Account. The Purchaser acknowledges that this Agreement is made with such Purchaser in reliance upon such Purchaser’s representation to the Company, which such Purchaser confirms by executing this Agreement, that the Securities will be acquired for investment for such Purchaser’s own account, not as a nominee or agent (unless otherwise specified on such Purchaser’s signature page hereto), and not with a view to the resale or distribution of any part thereof, and that such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, each Purchaser further represents that such Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person

Offering Document No.: _____

or to any third person, with respect to the Securities. If other than an individual, each Purchaser also represents it has not been organized solely for the purpose of acquiring the Securities.

2.5Disclosure of Information; Non-Reliance. The Purchaser acknowledges that it has received all the information it considers necessary or appropriate to enable it to make an informed decision concerning an investment in the Securities. The Purchaser further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the Offering. Each Purchaser confirms that the Company has not given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Securities. In deciding to purchase the Securities, such Purchaser is not relying on the advice or recommendations of the Company and such Purchaser has made its own independent decision that the investment in the Securities is suitable and appropriate for such Purchaser. The Purchaser understands that no federal or state agency has passed upon the merits or risks of an investment in the Securities or made any finding or determination concerning the fairness or advisability of this investment.

2.6Investment Experience. The Purchaser has such knowledge, sophistication and experience in financial, tax and business matters in general, and investments in securities in particular, including knowledge as to investments in securities of companies in the cannabis industry, that it is capable of evaluating the merits and risks of an investment in the Securities, and that it can bear the economic risks of an investment in the Securities, including the loss of Purchaser’s entire investment hereunder.

2.7Material Offering Risks.  Purchasing Securities in the Offering will subject the Purchaser to certain material risks, including, but not limited to, those risks set forth in the “Risk Factors” section beginning on page 11 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the Commission on April 1, 2021, which can be accessed as follows:

(https://www.sec.gov/ix?doc=/Archives/edgar/data/0001477009/000155837021003925/cann-20201231x10k.htm#ITEM1ARISKFACTORS_680263)

The Purchaser unconditionally acknowledges and agrees that it has read the risk factors included within the Company’s filings with the Commission and is purchasing the Securities fully cognizant of such risks and is willing to fully assume such risks.

2.8Accredited Investor. The Purchaser is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder (the “Securities Act”). The Purchaser agrees to furnish any additional information requested by the Company to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Securities. The Purchaser has accurately completed the Accredited Investor Questionnaire attached hereto as Exhibit C.

2.9Restricted Securities. The Purchaser understands that the Securities have not been, and will not be, registered under the Securities Act or any state securities laws, by reason of specific exemptions under the provisions thereof which depend upon, among other things, the bona

Offering Document No.: _____

fide nature of the investment intent and the accuracy of each Purchaser’s representations as expressed herein. The Purchaser understands that the Securities are “restricted securities” under U.S. federal and applicable state securities laws and that, pursuant to these laws, such Purchaser must hold the Securities indefinitely unless they are registered with the Commission and registered or qualified by state authorities, or an exemption from such registration and qualification requirements is available. Subject to Article IV, each Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale and further acknowledges that, if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of such Purchaser’s control, and which the Company is under no obligation, and may not be able, to satisfy.

2.10No General Solicitation. The Purchaser, and its officers, directors, employees, agents, stockholders or partners have not either directly or indirectly, including through a broker or finder, solicited offers for or offered or sold the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502 of Regulation D under the Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act. Each Purchaser acknowledges that neither the Company nor any other person offered to sell the Securities to it by means of any form of general solicitation or advertising within the meaning of Rule 502 of Regulation D under the Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act.

2.11Residence. If the Purchaser is an individual, such Purchaser resides in the state or province identified in the address shown on such Purchaser’s signature page hereto. If the Purchaser is a partnership, corporation, limited liability company or other entity, such Purchaser’s principal place of business is located in the state or province identified in the address shown on such Purchaser’s signature page hereto.

2.12No Bad Actor Disqualification. Neither the Purchaser nor any of its affiliates is subject to a “bad actor” disqualification under Rule 506(d) of SEC Regulation D which would make the provisions of Rule 506(b) of SEC Regulation D unavailable for the sale of Series A Preferred pursuant to this Agreement (a “Disqualification Event”). The Purchaser hereby agrees that it shall notify the Company promptly in writing in the event a Disqualification Event becomes applicable to the Purchaser or any of its affiliates.

2.13No Tax Advice. The Purchaser confirms that it has read the terms of the Series A Preferred and the Warrants and has had an opportunity to consult with its personal legal counsel and tax advisor, including with respect to the tax implications associated with investment in the Series A Preferred, the Warrants and the Common Stock issuable upon conversion or exercise thereof.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Purchasers that:

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3.1Organization of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and has all requisite corporate power and authority to carry on its business as described in the Company’s public filings with the Commission. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

3.2Authority. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Series A Preferred and the Warrants. The execution and delivery of this Agreement, the Series A Preferred and the Warrants by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required. This Agreement, the Series A Preferred and the Warrants have been duly executed and delivered by the Company and constitute a valid and binding obligation of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

3.3Valid Issuance of Series A Preferred and Common Stock. The Series A Preferred, and the Common Stock issuable upon conversion of the Series A Preferred and/or the exercise of the Warrants purchased hereunder, has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Units, will be duly and validly issued, fully paid, and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws or liens or encumbrances created by or imposed by a Purchaser.

3.4Effect of Agreement. The execution, delivery and performance by the Company of this Agreement, the Series A Preferred and the Warrants, will not violate the charter documents, bylaws or formation documents of the Company or any law to which the Company is subject, or any judgment, award or decree or any material indenture, material agreement or other material instrument to which the Company is a party, or by which the Company or its properties or assets are bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under, any such indenture, agreement or other instrument, or result in the creation or imposition of any lien of any nature whatsoever upon any of the properties or assets of the Company, except to the extent the effect thereof will not be materially adverse to the Company’s ability to fulfill its obligations under this Agreement, the Series A Preferred and the Warrants.

3.5Legal Proceedings. There is no order or action pending, or, to the knowledge of the Company, threatened against or affecting the Company, in connection with the Company’s performance hereunder. There is no matter as to which the Company has received any notice, claim or assertion which otherwise has been threatened against or affecting the Company in connection with its performance hereunder.

3.6Commission Reports and Financial Statements.

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(a)For the past two fiscal years, the Company has filed with the Commission all forms, reports, schedules, statements and other documents required to be filed by it under the Exchange Act or the Securities Act (as such documents have been amended since the date of their filing, collectively, the “Company SEC Documents”).  As of their respective dates or, if amended, as of the date of the last such amendment, the Company SEC Documents: (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading; and (ii) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be, and the applicable rules and regulations of the Commission thereunder.
(b)Each of the financial statements included in the Company SEC Documents have been prepared from, and are in accordance with, the books and records of the Company, comply in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the financial position and the results of operations and cash flows of the Company as of the dates thereof or for the periods presented therein (subject, in the case of unaudited statements, to normal year-end audit adjustments not material in amount).

ARTICLE IV
REGISTRATION RIGHTS

The Company covenants and agrees as follows:

4.1Registration of the Restricted Stock.

(a)Piggyback.  The Company shall notify all Selling Stockholders in writing at least ten (10) days prior to the filing of any registration statement under the Securities Act for the purpose of registering the primary offering of securities of the Company or the reoffer of securities of existing security holders of the Company, excluding registration statements on Commission Forms S-4, S-8 or any similar or successor forms, and will afford each such Selling Stockholder an opportunity to include in such registration statement all or part of such Restricted Stock held by such Selling Stockholder. Each Selling Stockholder desiring to include in any such registration statement all or any part of the Restricted Stock held by it shall, within five (5) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Restricted Stock by such Selling Stockholder. If a Selling Stockholder decides not to include all of its Restricted Stock in any registration statement thereafter filed by the Company, such Selling Stockholder shall nevertheless continue to have the right to include any Restricted Stock in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein. The Company may, without the consent of the Selling Stockholders, withdraw such registration statement prior to its becoming effective if the proposal to register the securities proposed to be registered thereby is abandoned.

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(b)Shelf Registration. In the event that shares of Restricted Stock have not been registered pursuant to Section 4.1(a) above on or prior to the one-year anniversary of the Closing, the Company shall, as soon as practicable after such one-year anniversary, file a Registration Statement under the Securities Act to permit the public resale of all the Restricted Stock held by the Selling Stockholders from time to time as permitted by Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) (the “Shelf Registration Statement”) on the terms and conditions specified in this Section 4.1(b) and shall use its reasonable efforts to cause such Shelf Registration Statement to be declared effective as soon as practicable after the filing thereof. The Shelf Registration Statement filed with the Commission pursuant to this Section 4.1(b) shall be on Form S-3 or, if Form S-3 is not then available to the Company, on Form S-1 or such other form of registration statement as is then available to effect a registration for resale of such Restricted Stock, covering such Restricted Stock, and shall contain a prospectus in such form as to permit any Selling Stockholder to sell such Restricted Stock pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) at any time beginning on the effective date for such Shelf Registration Statement.
(c)Underwritten Offering. In the event that any registration pursuant to Section 4.1(a) or 4.1(b) shall be, in whole or in part, an underwritten public offering of Common Stock on behalf of the Company (an “Underwritten Offering”), all Selling Stockholders proposing to distribute their Restricted Stock through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. If the managing underwriter thereof advises the Company in writing that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration (i) first, the securities the Company proposes to sell, and (ii) second, the Restricted Stock and any other registrable securities eligible and requested to be included in such registration only to the extent that the number of shares to be registered under this clause (ii) will not, in the opinion of the managing underwriter, adversely affect the offering of the securities pursuant to clause (i); and in such a case, the shares covered by clause (ii) shall be registered pro rata among the holders of such Restricted Stock and registrable securities on the basis of the number of shares eligible for registration that are owned by all such holders and requested to be included in such registration.

(d)No Further Obligations. Notwithstanding anything to the contrary contained herein, the Company's obligation in Sections 4.1(a) – (c) above shall extend only to the inclusion of the Restricted Stock in a Registration Statement. The Company shall have no obligation to assure the terms and conditions of distribution, to obtain a commitment from an underwriter relative to the sale of the Restricted Stock or to otherwise assume any responsibility for the manner, price or terms of the distribution of the Restricted Stock.

(e)Withdrawal of Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 4.1 prior to the effectiveness of such registration without thereby incurring liability to the holders of the Restricted Stock, regardless of whether any holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 4.3 hereof.

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4.2Registration Procedures. Whenever it is obligated to register any Restricted Stock pursuant to this Agreement, the Company shall:

(a)prepare and file with the Commission a Registration Statement with respect to the Restricted Stock in the manner set forth in Section 4.1 hereof and use its commercially reasonable efforts to cause such Registration Statement to become effective as promptly as possible and to remain effective until the earlier of: (i) the sale of all shares of Restricted Stock covered thereby, (ii) the time at which the Restricted Stock is no longer considered Restricted Stock as defined in this Agreement, or (iii) three (3) years from the date of this Agreement;

(b)prepare and file with the Commission such amendments (including post-effective amendments) and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period specified in Section 4.2(a) above and to comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such Registration Statement in accordance with the intended method of disposition set forth in such Registration Statement for such period;

(c)furnish to the Selling Stockholders such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus) as such person may reasonably request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such Registration Statement;

(d)use its commercially reasonable efforts to register or qualify the Restricted Stock covered by such Registration Statement under the state securities laws of such jurisdictions as any Selling Stockholder shall reasonably request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(e)immediately notify each Selling Stockholder at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances under which they were made. The Company will use reasonable efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(f)prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statements as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement;

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(g)use its commercially reasonable efforts to list the Restricted Stock covered by such Registration Statement on each exchange, automated quotation system or over-the-counter market on which similar securities issued by the Company are then listed (with the listing application being made at the time of the filing of such Registration Statement or as soon thereafter as is reasonably practicable);

(h)notify each Selling Stockholder of any threat by the Commission or state securities commission to undertake a stop order with respect to sales under the Registration Statement; and

(i)subject to the establishment of such processes as the Company may establish in its discretion, from time to time, to insure that the resale of Restricted Stock complies with all applicable securities laws, cooperate in the timely removal of any restrictive legends from the shares of Restricted Stock in connection with the resale of such shares covered by an effective Registration Statement.

4.3Delay of Registration. No Selling Stockholder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article IV.

4.4Expenses.

(a)For the purposes of this Section 4.4, the term “Registration Expenses” shall mean: all expenses incurred by the Company in complying with Section 4.1 of this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees under state securities laws, fees of the Financial Industry Regulatory Authority, Inc. (FINRA), fees and expenses of listing shares of Restricted Stock on any securities exchange or automated quotation system on which the Company's shares are listed and fees of transfer agents and registrars. The term “Selling Expenses” shall mean: all underwriting discounts and selling commissions applicable to the sale of Restricted Stock and all accountable or non-accountable expenses paid to any underwriter in respect of such sale.

(b)Except as otherwise provided herein, the Company will pay all Registration Expenses in connection with the Registration Statements filed pursuant to Section 4.1 of this Agreement. All Selling Expenses in connection with any Registration Statements filed pursuant to Section 4.1 of this Agreement shall be borne by the Selling Stockholders pro rata on the basis of the number of shares registered by each Selling Stockholder whose shares of Restricted Stock are covered by such Registration Statement, or by such persons other than the Company (except to the extent the Company may be a seller) as they may agree.

4.5Obligations of the Selling Stockholders.

(a)In connection with each registration hereunder, each Selling Stockholder will furnish to the Company in writing such information with respect to it and the securities held

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by it and the proposed distribution by it, as shall be reasonably requested by the Company in order to assure compliance with applicable federal and state securities laws as a condition precedent to including the Selling Stockholder's Restricted Stock in the Registration Statement. Each Selling Stockholder shall also promptly notify the Company of any changes in such information included in the Registration Statement or prospectus as a result of which there is an untrue statement of material fact or an omission to state any material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances under which they were made.

(b)In connection with the filing of the Registration Statement, each Selling Stockholder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with such Registration Statement or prospectus.

(c)In connection with each registration pursuant to this Agreement, each Selling Stockholder agrees that it will not effect sales of any Restricted Stock until notified by the Company of the effectiveness of the Registration Statement, and thereafter will suspend such sales after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a Registration Statement or prospectus. At the end of any period during which the Company is obligated to keep a Registration Statement current, each Selling Stockholder shall discontinue sales of Restricted Stock pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the Restricted Stock covered by such Registration Statement that remains unsold, and each Selling Stockholder shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

(d)Each Selling Stockholder severally, but not jointly, agrees to indemnify and hold harmless the Company and the other selling Stockholders, and each of their respective officers, directors, partners, employees, representatives and agents, against any and all losses, penalties, liabilities, claims, damages, judgments, suits, actions, other liabilities and expenses whatsoever, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in a Registration Statement (or any amendment thereto) in reliance upon and in conformity with written information such Selling Stockholder furnished to the Company by such Selling Stockholder expressly for use in the Registration Statement (or any amendment thereto).
4.6Information Blackout. At any time when a Registration Statement effected pursuant to Section 4.1 is effective, upon written notice from the Company to Purchaser that the Company has determined in good faith that the sale of Restricted Stock pursuant to the Registration Statement would require disclosure of non-public material information or at any time that the Company believes that maintaining the effectiveness of a Registration Statement would not be in the best interests of the Company, as determined in its sole discretion, Purchaser shall suspend sales of Restricted Stock pursuant to such Registration Statement until such time as the Company notifies Purchaser that such material information has been disclosed to the public or has ceased to be material, or that sales pursuant to such Registration Statement may otherwise be resumed. A Selling Stockholder shall not effect any sales of the Restricted stock pursuant to a Registration Statement at any time after it has received a notice from the Company of such suspension and prior

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to receipt of a notice from the Company that such Selling Stockholders may recommence sales pursuant to the Registration Statement.

4.7Holdback Agreement. Each Selling Stockholder agrees not to effect any sale, transfer, or other actual or pecuniary transfer (including heading and similar arrangements) of any Restricted Stock or of any other equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such stock or securities, during the period beginning seven (7) days prior to, and ending one hundred and eighty (180) days after (or for such shorter period as to which the managing underwriter(s) may agree), the date of the underwriting agreement of each Underwritten Offering made pursuant to a Registration Statement other than Restricted Stock sold pursuant to such Underwritten Offering. Each Selling Stockholder agrees to enter into any agreements reasonably requested by any managing underwriter reflecting the terms of this Section 4.7.

ARTICLE V
CONDITIONS TO CLOSING

5.1Conditions of the Company’s Obligations at Closing. The obligations of the Company to each Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

(a)Representations, Warranties and Covenants. The representations and warranties of each Purchaser contained in Article II shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing and the Purchaser shall have complied with all covenants in this Agreement as of or prior to the Closing.

(b)Payment of Purchase Price. The Purchaser shall have delivered the purchase price specified in Section 1.2 for the Units set forth on such Purchaser’s signature page hereto.

(c)Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing. No Law or Order shall have become effective or been enacted, adopted or issued by any Governmental Authority that prohibits the implementation of this Agreement or the transactions contemplated by this Agreement.

5.2Conditions of the Purchasers’ Obligations at Closing. The obligations of each Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

(a)Representations, Warranties and Covenants. The representations and warranties of the Company contained in Article III shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing and the Company shall have complied with all covenants in this Agreement as of or prior to the Closing.

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(b)Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.

ARTICLE VI
NOTICES

6.1Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (a) personally served, (b) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (c) delivered by reputable air courier service with charges prepaid, or (d) transmitted by hand delivery or e-mail as a PDF or similar format, addressed as set forth below or to such other address as such party shall have specified most recently by written notice given in accordance herewith. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (i) upon hand delivery or delivery by e-mail at the address designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (ii) on the second business day following the date of mailing by express courier service or on the fifth business day after deposited in the mail, in each case, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

Offering Document No.: _____

The addresses for such communications shall be:

If to the Company:

General Cannabis Corp

6565 E. Evans Avenue

Denver, CO 80224

Attention: David R. Fishkin, General Counsel

dfishkin@generalcann.com

If to the Purchasers:

To the address of each Purchaser as set forth on the signature page hereto.

A party hereto may from time to time change its address or e-mail for notices under this Section 6.1 by giving at least five (5) days’ prior written notice of such changed address to the other party hereto.

ARTICLE VII

DEFINED TERMS

7.1Definitions. As used in this Agreement, the following terms shall have the following meanings:
(a)“Commission” shall mean the United States Securities and Exchange Commission.
(b)“Encumbrance” means any security interest, pledge, mortgage, lien, claim, option, charge, restriction or encumbrance.
(c)“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

(d)“Governmental Authority” means any federal, national, supranational, foreign, state, provincial, local, county, municipal or other government, any governmental, regulatory or administrative authority, agency, department, bureau, board, commission or official or any quasi-governmental or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority, or any court, tribunal, judicial or arbitral body, or any self-regulatory organization.
(e)“Law” means any federal, national, supranational, foreign, state, provincial, local, county, municipal or similar statute, law, common law, guideline, policy, ordinance, regulation, rule, code, constitution, treaty, requirement, judgment or judicial or administrative doctrines enacted, promulgated, issued, enforced or entered by any Governmental Authority.
(f)“Order” means any order, writ, judgment, injunction, decree, ruling, directive, stipulation, determination or award made, issued or entered by or with any Governmental Authority, whether preliminary, interlocutory or final.

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(g)“Person” shall mean an individual, partnership (general or limited), corporation, limited liability company, joint venture, business trust, cooperative, association or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane or incompetent person, a quasi-governmental entity, a government or any agency, authority, political subdivision or other instrumentality thereof, or any other entity.

(h)“Register,” “registered,” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or order of effectiveness of such registration statement or document by the Commission.

(i)“Registration Statement” shall mean any registration statement of the Company filed with the Commission pursuant to the provisions of Section 4.2 of this Agreement, which covers the resale of the Restricted Stock on an appropriate form then permitted by the Commission to be used for such registration and the sales contemplated to be made thereby under the Securities Act, or any similar rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including any pre- and post- effective amendments thereto, in each case including the prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

(j)“Restricted Stock” shall mean (i) shares of Common Stock issuable upon conversion of the Series A Preferred and/or exercise of the Warrants; and (ii) any additional shares of Common Stock of the Company issued or issuable after the date hereof in respect of any of the foregoing securities, by way of a stock dividend or stock split; provided that as to any particular shares of Restricted Stock, such securities shall cease to constitute Restricted Stock when (x) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of thereunder, (y) such securities are permitted to be transferred pursuant to Rule 144 (or any successor provision to such rule) under the Securities Act without the requirement to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, as determined by the counsel to the Company, or (z) such securities are otherwise freely transferable to the public without further registration under the Securities Act.

(k)“Selling Stockholders” shall mean each Purchaser in its capacity as a holder of Restricted Stock, and its direct and indirect transferees. For purposes of this Agreement, the Company may deem and treat the registered holder of a Restricted Stock as the Selling Stockholder and absolute owner thereof, unless notified to the contrary in writing by the registered Selling Stockholder.

ARTICLE VIII
MISCELLANEOUS

8.1Non-Public Information. Each Purchaser acknowledges that information concerning the matters that are the subject matter of this Agreement may constitute material non-public information under United States federal securities laws, and that United States federal

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securities laws prohibit any person who has received material non-public information relating to the Company from purchasing or selling securities of the Company, or from communicating such information to any person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities of the Company. Accordingly, until such time as any such non-public information has been adequately disseminated to the public, each Purchaser shall not purchase or sell any securities of the Company, or communicate such information to any other person.

8.2Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Colorado without regard to the principles of conflicts of law (whether of the State of Colorado or any other jurisdiction).

8.3Exclusive Jurisdiction. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall only be commenced in the state and federal courts sitting in the County of Denver, Colorado (the “Colorado Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Colorado Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Colorado Courts, or such Colorado Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law.

8.4JURY TRIAL WAIVER. THE COMPANY AND THE PURCHASER HEREBY IRREVOCABLY WAIVE A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, THE UNITS OR THE SECURITIES.

8.5Assignment. This Agreement shall be binding upon and inure to the benefit of the Company and the Purchaser and their respective successors.

8.6No Third Party Beneficiaries. This Agreement is intended for the benefit of the Company and the Purchaser and their respective successors, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

8.7Entire Agreement. This Agreement, the Series A Preferred and the Warrants, together with the exhibits and schedules thereto, contain the entire understanding of the Company and the Purchasers with respect to the matters covered herein and therein and supersede all prior

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agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

8.8Fees and Expenses. Except as expressly set forth herein or any other writing to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

8.9Counterparts. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. This Agreement may be delivered to the other parties hereto by e-mail of a copy of this Agreement bearing the signature of the parties so delivering this Agreement.

8.10Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

8.11No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

8.12Titles and Subtitles. The titles and subtitles used in this Agreement are used for the convenience of reference and are not to be considered in construing or interpreting this Agreement.

8.13Amendments; Waivers. Any term of this Agreement, the Series A Preferred or the Warrants may be amended and the observance of any term of this Agreement, the Series A Preferred or the Warrants may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the holders of more than fifty percent (50%) of the then aggregate outstanding principal amount of the Series A Preferred. Any waiver or amendment effected in accordance with this Section 7.13 will be binding upon each party to this Agreement and each holder of Series A Preferred and/or Warrants purchased under this Agreement then outstanding and each future holder of all such Series A Preferred and/or Warrants.

8.14Disclosure. The Purchaser acknowledges that this Agreement, the Series A Preferred and the Warrants may be deemed to be “material contracts,” as that term is defined by Item 601(b)(10) of Regulation S-K, and that the Company may therefore be required to file such documents as exhibits to reports or registration statements filed under the Securities Act or the Exchange Act. The Purchaser further agrees that the status of such documents and materials as material contracts shall be determined solely by the Company, in consultation with its counsel.

8.15Advice of Counsel.  The Purchaser acknowledges that Morrison Cohen LLP represented the Company as its legal counsel in connection with the preparation and review of this

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Agreement and has not represented the Purchaser with regard thereto.  The Purchaser represents that it has had the opportunity to avail itself of the advice of counsel prior to signing this Agreement.

** Signature Page Follows **

Offering Document No.: _____

IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have caused this Agreement to be executed as of the date set forth below.

Date:

Individual Purchasers:

PURCHASER

Individual Purchasers:

Name:

Entity Purchasers:

Name of Entity

By:___________________________________

Name:

Title:

All Purchasers Complete:

Address: ______________________________

_______________________________________

Email address: ______________________

Social Security/Tax I.D. Number: ___________________________________

SUBSCRIPTION AMOUNT: ____________ Units

** Signature Page to Securities Purchase Agreement **

Offering Document No.: _____

ACCEPTANCE OF SUBSCRIPTION

(To be completed by General Cannabis Corp)

General Cannabis Corp hereby accepts the above application for subscription for the Units listed below.

GENERAL CANNABIS CORP

By:  ______________________________

Name:Adam Hershey

Title:Interim Chief Executive Officer

Date: _________________________

___________ Units

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EXHIBIT A

FORM OF WARRANT

Offering Document No.: _____

EXHIBIT B

CERTIFICATE OF DESIGNATION OF SERIES A PREFERRED STOCK

Offering Document No.: _____

EXHIBIT C

ACCREDITED INVESTOR QUESTIONNAIRE

Offering Document No.: _____

ACCREDITED INVESTOR QUESTIONNAIRE

Execution of this Accredited Investor Questionnaire by a prospective investor does not constitute an offer to sell or a solicitation of an offer to buy any security of General Cannabis Corp (the “Company”).

This questionnaire is separated into three parts. Prospective investors who are individuals should complete Parts I and III only. Prospective investors who will be purchasing in the name of a trust, partnership, corporation or other entity should complete Parts II and III only. If the answer to any question is “none” or “not applicable,” please so indicate.

Your answers will be kept confidential; however, by signing this questionnaire, you agree that the Company may present this questionnaire to such parties (including government entities) as it deems appropriate to establish the availability of exemptions from registration under U.S. federal and state securities laws.

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PART I - Individual Investors

Personal

Name:
(exactly as it should appear on Units)

U.S. Citizen:Yes _____No _____

Number of Dependents: _____

Date of Birth:

Residence Address:

Residence Email Address:

Telephone Number:

Residence Information

a.	Set forth in the space provided below the state(s) in which you have maintained your primary residence during the past three years and the dates during which you resided in each state.

Income

a.	Was either your yearly income from all sources during each of the last two years in excess of $200,000 or was the joint income of you and your spouse (or spousal equivalent
b.	1) from all sources during each of the last two years in excess of $300,000[2]?

Yes       No

c.	If yes, do you reasonably expect to reach the same level of income in the current year?

Yes       No

Net Worth

a.	As of the date you purchase the securities offered, will your net worth, together with the net worth of your spouse (or spousal equivalent), exceed $1,000,000? Please note that your net worth should not include the net value (unless it is negative)[3] of your primary residence even if owned, but

1 For purposes of this Questionnaire, “spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse.

2 For purposes of this Questionnaire, (i) amounts contributed on your behalf to a profit-sharing or pension plan may be included as income to the extent vested and (ii) unrealized capital appreciation should generally not be included as “income.”

3 Note if the amount of indebtedness secured by your primary residence at the time of the sale of securities offered by the Company exceeds the amount of such indebtedness outstanding 60 days before such time, other than as a result of the acquisition of your primary residence, the amount of such excess shall be included as a liability in the net worth determination.

Offering Document No.: _____

should include the net value of any shares of stock or options held by you and your spouse (or spousal equivalent) and your and your spouse’s (or spousal equivalent’s) owned personal property (e.g., furniture, jewelry, other valuables). Note also that assets do not need to be held jointly to be included in the calculation, and that the securities being purchased by you relying on the joint net worth standard need not be purchased jointly.

Yes      No

b.	Will the value of any securities or interests acquired in the proposed investment exceed 10% of your net worth, or your joint net worth with your spouse (or spousal equivalent), if any, at the time of the investment?

Yes      No

Education

If you answered “No” to questions (a) or (b) under “Income” above or question (a) under “Net Worth” above, please describe your educational background and degrees obtained, if any.

Affiliation

If you have any pre-existing personal or business relationship with the Company or any of its officers, directors or controlling persons, please describe the nature and duration of such relationship, including whether you are a director or executive officer of the Company. “Executive officer” shall mean the president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy making function, or any other person who performs similar policy making functions at the Company.

Professional Certification, Designations or Other Credentials

Do you currently hold, in good standing, any of the following professional licenses?

a.	General Securities Representative license (Series 7)

Yes       No

b.	Investment Adviser Representative license (Series 65)

Yes       No

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c.	Private Securities Offerings Representative license (Series 82)

Yes       No

Business and Financial Experience

a.	Please describe in reasonable detail the nature and extent of your business, financial and investment experience which you believe gives you the capacity to evaluate the merits and risks of the proposed investment and the capacity to protect your interests.

b.	Are you purchasing the securities offered for your own account and for investment purposes only?

Yes       No

If no, please state for whom you are investing and/or the reason for investing.

Financial Advisors

In evaluating this investment, will you use the services of any financial advisors?

Offering Document No.: _____

PART II - Non-Individual Investors

(Please answer Part II only if the purchase is proposed to be undertaken by a trust, corporation, partnership or other entity.)

IF INVESTMENT WILL BE MADE BY MORE THAN ONE AFFILIATED ENTITY, PLEASE COMPLETE A COPY OF THIS QUESTIONNAIRE FOR EACH ENTITY.

1.	Entity Information

Exact Legal Name:

(as it should appear on Units)

Physical Address:

Mailing Address (if different):

Telephone: ________________________

Jurisdiction of Formation or Incorporation: ________________________

Date of Formation or Incorporation:

Contact Person:

Telephone Number: ( )

Business Email Address:

Taxpayer Identification No.: _____________________________________

Type of Entity (please check one):

☐	Limited Partnership
☐	General Partnership
☐	Corporation
☐	Limited Liability Company
☐	Revocable Trust (identify each grantor, and indicate under which circumstances the trust is revocable by the grantor)[4]
☐	Other Type of Trust (indicate type of Trust and, for trusts other than pension trusts, name the grantors and beneficiaries)
☐	Other form of organization (indicate form of organization )

Was the entity identified above formed for the purpose of acquiring the securities offered by the Company?

Yes      No

If the answer is yes, all stockholders, partners or other equity owners must answer Part I of this questionnaire. If the above answer is no, please continue completing this form.

Would the entity, upon making the investment, have more than ten percent of its assets invested in one or more investment companies that rely solely on the exclusion from the definition of

4 Each individual who invests through a revocable trust must complete the Individual Investor section of this questionnaire.

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“investment company” provided in Section 3(c)(1)(A) of the Investment Company Act of 1940, as amended?5

Yes       No

If the answer is yes, the undersigned will as of the date of purchase of the securities offered have stockholders or partners, all of whose names and addresses are set forth on a list attached hereto.

2.	Accredited Investor Status

a.	Please check the appropriate box to indicate which of the following accurately describes the nature of the business conducted by the investing entity identified in question 1 above:

☐

a corporation, limited liability company, partnership, Massachusetts or similar business trust with total assets in excess of $5,000,000, in each case not formed for the purpose of this particular investment;

☐	an organization described in Section 501(c)(3) of the Internal Revenue Code with total assets in excess of $5,000,000, not formed for the purpose of this particular investment;
☐	private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;[6]
☐	a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;
☐	a Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act;
☐	an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of that act;
☐

a bank as defined in Section 3(a)(2) or a savings and loan association or other institution defined in Section 3(a)(5)(A) of the Securities Act of 1933, as amended, acting in either an individual or fiduciary capacity;

☐	an investment adviser registered pursuant to Section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state;
☐	an investment adviser relying on the exemption from registering with the SEC under Section 203(l) or (m) of the Investment Advisers Act of 1940;

5 Section 3(c)(1)(A) provides, in pertinent part:

“[N]one of the following persons is an investment company...

“(1) Any issuer whose outstanding securities (other than short term paper) are beneficially owned by not more than one hundred persons and which is not making and does not presently propose to make a public offering of its securities. For purposes of this paragraph:

“(A) Beneficial ownership by a company shall be deemed to be beneficial ownership by one person, except that, if the company owns 10 per centum or more of the outstanding voting securities of the issuer, the beneficial ownership shall be deemed to be that of the holders of such company’s outstanding securities (other than short term paper) unless, as of the date of the most recent acquisition by such company of securities of that issuer, the value of all securities owned by such company of all issuers which are or would, but for the exception set forth in this subparagraph, be excluded from the definition of investment company solely by this paragraph, does not exceed 10 per centum of the value of the company’s total assets.”

6 Note that many U.S. venture capital entities qualify as private business development companies; however, due to the technical requirements of the statutory definition, an investor should consult with counsel prior to making a determination as to accreditation status under this category.

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☐	an insurance company as defined in Section 2(a)(13) of the Securities Act of 1933, as amended;
☐

an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, (a) whose investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or (b) whose total assets exceed $5,000,000, or, (c) if a self-directed plan, whose investment decisions are made solely by persons who are accredited investors and have completed Part I of this questionnaire;

☐	a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;
☐

a plan[7] established and maintained by a state or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees; provided that, such plan has total assets in excess of $5,000,000;

☐

a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as defined in Rule 506(b)(2)(ii) promulgated under the Securities Act of 1933, as amended;

☐

an entity in which all of the equity owners are accredited investors[8] (A list of the stockholders, partners or beneficiaries of the undersigned, and the “accredited investor” category which each such stockholder, partner or beneficiary satisfies, is attached to this questionnaire);

☐

any other type of entity that owns investments (as defined in Rule 2a51-1(b) under the Investment Company Act of 1940) in excess of $5,000,000 and not formed for the purpose of this particular investment;

☐

a family office, as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, that (i) has assets under management in excess of $5,000,000, (ii) is not formed for the purpose of this particular investment, and (iii) has a person directing the prospective investment who has such knowledge and experience in financial and business matters so that the family office is capable of evaluating the merits and risks of the prospective investment; or

☐

a family client, as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, of a family office meeting the requirements of the preceding clause and whose prospective investment in the Company is directed by that family office.

If none of the foregoing items in this Section 2(a) apply, please answer the questions in Section 2(b).

b.	Business and Financial Experience

i.	Please provide a summary of the nature and extent of the business, financial and investment experience of the investing entity and its investment manager which it believes gives it the capacity to evaluate the merits and risks of the proposed investment and the capacity to protect its interests.

7 “Plan” means any bonus, profit-sharing, pension, retirement, thrift, savings, incentive, stock purchase, stock option, stock ownership, stock appreciation, dividend reinvestment, or similar plan; or any dividend or interest reinvestment plan or employee benefit plan.

8 In some instances, an equity owner of an entity is another entity and not a natural person. It is permissible to look through various forms of equity ownership to natural persons in determining the accredited investor status of entities.

Offering Document No.: _____

ii.	Is the investing entity purchasing the securities offered for its own account and for investment purposes only?

Yes           No

If no, please state for whom the entity is investing and/or the reason for investing.

Offering Document No.: _____

PART III – Signature

The undersigned represents that the information contained herein is complete and accurate and may be relied upon by General Cannabis Corp, and that the undersigned will notify General Cannabis Corp of any material change in any of such information prior to the undersigned’s receipt of securities of General Cannabis Corp.

Executed at ___________________________________, on  _____________________.
 (City, State and Country) (Date)

_______________________________
(Signature)

_______________________________
Printed Name

_______________________________
Name of Entity (if applicable)

_______________________________
Title (if applicable)

Please execute this questionnaire in exactly

the name as it should appear on the securities documentation.